UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2013

Date of Report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bedminster One

135 Route 202/206

Bedminster, New Jersey 07921

(Address of Principal Executive Offices)

(908) 731-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

GAIN Capital Holdings, Inc., a Delaware company (the “Company”) is furnishing this amendment on Form 8-K/A to amend Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 17, 2013 to reflect the content of the press release that was issued by the Company on May 16, 2013.

Item 2.02 Results of Operations and Financial Condition.

On May 16, 2013, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), issued a press release to report certain operating metrics for the Company’s business for the month ended April 30, 2013. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of GAIN Capital Holdings, Inc., dated May 16, 2013, reporting certain operating metrics.

*	The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2013

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Daryl J. Carlough
Name:	Daryl J. Carlough
Title:	Interim Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of GAIN Capital Holdings, Inc., dated May 16, 2013, reporting certain operating metrics.